SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)March 25, 2008

PHARMOS CORPORATION

(Exact name of Registrant as Specified in its Charter)

         Nevada                                                  0-11550                                          36-3207413

(State or Other Jurisdiction                (Commission file Number)           (IRS Employer
     of Incorporation)                                                                                       Identification No.)

   99 Wood Avenue South, Suite 311, Iselin, NJ 08830

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (732) 452-9556

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-2 under the Exchange Act (17 CFR 240.14a-2)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed, on September 26, 2007, Pharmos Corporation received notice from The Nasdaq Stock Market that the minimum bid price of Pharmos’ common stock had fallen below $1.00 for 30 consecutive business days and that it was therefore not in compliance with Nasdaq Marketplace Rule 4310(c)(4). As stated in such notice, in accordance with Marketplace Rule 4310(c)(8)(D), Pharmos had until March 24, 2008 (180 calendar days from September 26, 2007) to regain compliance.

On March 25, 2008, Pharmos received notice from Nasdaq that, in accordance with Marketplace Rule 4310(c)(8)(D), Pharmos has been provided an additional period of 180 calendar days, or until September 22, 2008, to regain compliance.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 26th day of March, 2008.

PHARMOS CORPORATION

By:	/s/ S. Colin Neill

Name: S. Colin Neill

Title: President and Chief Financial Officer